UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2018

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4410 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Termination of Independent Registered Public Accounting Firm

On April 24, 2018, ULURU Inc. (the "Company") terminated the engagement of Montgomery Coscia Greilich LLP ("MCG") as the Company's independent registered public accounting firm.  Such termination was approved by the Board of Directors acting as the Audit Committee.

The reports of MCG on the Company's consolidated financial statements for the years ended December 31, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended December 31, 2016 and 2017, and through April 24, 2018, there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MCG would have caused MCG to make reference thereto in its reports on the consolidated financial statements for such years. During the years ended December 31, 2016 and 2017 and from January 1, 2018 through April 24, 2018, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MCG with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that MCG furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not MCG agrees with the statements related to them made by the Company in this report. A copy of MCG's letter to the SEC dated April 24, 2018 is attached as Exhibit 16.1 to this report.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On April 24, 2018, the Company engaged MaloneBailey, LLP ("Malone Bailey") as the Company's new independent registered public accounting firm to perform independent audit services for the year ending December 31, 2018.  Such engagement was approved by the Board of Directors acting as the Audit Committee.

During the years ended December 31, 2016 and 2017 and through April 24, 2018, neither the Company, nor anyone on its behalf, consulted Malone Bailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Malone Bailey that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Montgomery Coscia Greilich LLP dated April 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: April 26, 2018	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer